                                                                     Exhibit 4.1

                                      ITG
                                  COMMON STOCK
                                 $.01 PAR VALUE

                            INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

CUSIP 46145F 10 5
SEE REVERSE FOR CERTAIN DEFINITIONS

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                             THE FUTURE OF TRADING

                               [GRAPHIC OMITTED]

INVESTMENT TECHNOLOGY GROUP, INC.

                                               ---------------------------------
                                               INVESTMENT TECHNOLOGY GROUP, INC.
                                                           CORPORATE
                                                             SEAL
                                                             1983
                                                           DELAWARE
                                               ---------------------------------

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THIS CERTIFIES THAT






IS THE RECORD HOLDER OF

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FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF INVESTMENT
TECHNOLOGY GROUP, INC. TRANSFERABLE ONLY ON THE BOOKS OF THE CORPORATION BY THE HOLDER HEREOF IN PERSON OR BY ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. THIS CERTIFICATE IS NOT VALID UNTIL COUNTERSIGNED AND REGISTERED BY THE TRANSFER AGENT AND REGISTRAR.

IN WITNESS WHEREOF THE CORPORATION HAS CAUSED THIS CERTIFICATE TO BE SIGNED BY THE FACSIMILE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS AND TO BE SEALED WITH THE FACSIMILE SEAL OF THE CORPORATION.

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                                         FIRST CHICAGO TRUST COMPANY OF NEW YORK
                                                     (NEW YORK, NY)

/s/ Timothy H. Hosking   /s/ Raymond L. Killian, Jr.

                                         Transfer Agent and Registrar
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SECRETARY                PRESIDENT                     AUTHORIZED SIGNATURE
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         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM - as tenants in common
     TEN ENT - as tenants by the entireties
     JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT - __________________Custodian___________________
                          (Cust)                     (Minor)

                    under Uniform Gifts to Minors
                    Act__________________
                            (State)

    ADDITIONAL ABBREVIATIONS MAY ALSO BE USED THOUGH NOT IN THE ABOVE LIST.

For Value Received ____________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
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  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)


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------------------------------------------------------------------------- Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint


----------------------------------------------------------------------- Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated_______________________


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                  NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH
                          THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


  SIGNATURE(S) GUARANTEED:
                          ----------------------------------------------------
                          THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C RULE 17Ad-15.


  KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.